UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2004

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

(Exact name of registrant as specified in its charter)

Pennsylvania	1-14841	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Plaza Burlington, NJ	08016-4907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 386-2500

N/A

(Former Name or Former Address, if Changes Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 29, 2004, Franklin Electronic Publishers, Incorporated announced that it had extended by three years its licensing arrangement with Adobe Systems, Inc. for Proximity linguistic software.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit	Description
99.1	Press Release, dated June 29, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

By:	/s/ Arnold D. Levitt
Name:	Arnold D. Levitt
Title:	Senior Vice President,
Chief Financial Officer

Date: June 29, 2004